EXHIBIT 99.1

Lakeland Bancorp Completes Sixth Consecutive Year of Record Earnings

OAK RIDGE, N.J., Jan. 26, 2018 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income and diluted earnings per share (“EPS”) of $13.2 million and $0.27 for the three months ended December 31, 2017, compared to $12.0 million and $0.26 for the three months ended December 31, 2016.  For the fourth quarter of 2017, return on average assets was 0.97%, return on average common equity was 8.99%, and return on average tangible common equity was 11.82%.  Excluding the impact of the $0.6 million one-time charge taken in the fourth quarter of 2017 for the implementation of the Tax Cuts and Jobs Act of 2017, net income would have been $13.8 million and EPS would have been $0.29.

In 2017, the Company reported net income of $52.6 million, compared to $41.5 million in 2016.  The Company reported EPS of $1.09 in 2017 compared to $0.95 in 2016.  In 2017, return on average assets was 1.00%, return on average common equity was 9.25%, and return on average tangible common equity was 12.24%.  Excluding the impact of the $0.6 million one-time charge taken in 2017 for the implementation of the Tax Cuts and Jobs Act of 2017, net income would have been $53.2 million and EPS would have been $1.11 in 2017.  Excluding the impact of merger costs in 2016, net income would have been $44.3 million and EPS would have been $1.02 in 2016.

Thomas Shara, Lakeland Bancorp’s President and CEO, commented on the Company’s results, “We are pleased to announce 2017’s financial results as another year of record earnings. We have continued to focus on growing shareholder value with net income growth of 20%, earnings per share growth of 9% and a return on average assets of 1% in 2017.  Our results are highlighted by our continued improvement in asset quality, reduction in our efficiency ratio to 53% and a consistent loan-to-deposit ratio of 95%.”

Regarding the recently passed changes to the tax laws, Mr. Shara continued, “The decrease in the corporate tax rate allows Lakeland to further invest in our future.  We intend to utilize approximately 20% of the tax savings by accelerating and expanding our investments in personnel and technology that will continue to enhance the delivery of banking services and products to our customers.  In addition, we plan to further increase our financial support of non-profits in the communities we serve.”

The following represents performance highlights and significant events related to the fourth quarter of 2017:

  Return on average assets of 0.97% grew from 0.95% in the fourth quarter of 2016.
  The efficiency ratio of 53.06% improved from 56.35% in the fourth quarter of 2016.
  Net interest margin of 3.37% decreased 2 basis points from the prior quarter and increased 10 basis points from the fourth quarter of 2016.
  Tangible book value per share increased 8% to $9.38 at December 31, 2017 from $8.70 at December 31, 2016.
  Total non-performing assets decreased to 0.27% of total assets at December 31, 2017 from 0.42% of total assets at December 31, 2016.
  On January 23, 2018, the Company declared a cash dividend of $0.10 per share to be paid on February 15, 2018 to stockholders of record as of February 5, 2018.

Earnings
Net income for the fourth quarter of 2017 was $13.2 million, a 10% increase compared to $12.0 million in 2016.  EPS for the fourth quarter of 2017 was $0.27, a 4% increase compared to $0.26 in 2016.  Excluding the $0.6 million one-time tax charge during the quarter, quarterly net income increased 15% and EPS increased 12%.

Net income for 2017 was $52.6 million, a 27% increase compared to $41.5 million in 2016.  EPS for 2017 was $1.09, a 15% increase compared to $0.95 in 2016.  Excluding merger related expenses incurred in 2016 and the $0.6 million one-time tax charge in 2017, net income increased 20% and EPS increased 9%.

Net Interest Income
Net interest income increased to $42.4 million for the fourth quarter of 2017, compared to $38.2 million for the fourth quarter of 2016 due primarily to the organic growth of earning assets.

Net interest income for 2017 was $165.2 million, as compared to $145.6 million in 2016.  Total interest income increased $26.9 million primarily due to higher interest earning assets from organic growth and the merger with Harmony Bank in July 2016 (the “merger”).  Total interest expense increased $7.3 million primarily due to the deposits acquired in the merger, continued organic deposit growth coupled with higher CD rates and the impact of the additional interest expense from the subordinated debt offering in September 2016.

Noninterest Income
Noninterest income totaled $5.8 million for the fourth quarter of 2017 compared to $5.2 million for the fourth quarter of 2016.  This change was primarily due to increases in service charges on deposit accounts and income on additional bank owned life insurance policies.

In 2017, noninterest income totaled $25.4 million compared to $21.3 million in 2016.  This increase was primarily due to $2.5 million in gains on sales of investment securities in the first quarter of 2017, $0.9 million in gains on sales of three former branches during 2017, a $0.4 million increase on the sales of other real estate owned in 2017 and a $0.3 million gain on the payoff of an acquired loan in 2017, partially offset by a $0.3 million decline in gains on sales of loans during 2017.

Noninterest Expense
Noninterest expense totaled $25.8 million for the fourth quarter of 2017 compared to $24.8 million for the fourth quarter of 2016.  The increase in noninterest expense was primarily due to additional salary and employee benefit expense from additional personnel and bonus accruals, partially offset by a decrease in other expenses.

In 2017, noninterest expense totaled $104.5 million, compared to $99.9 million in 2016.  During 2017, the Company incurred long-term debt prepayment penalties of $2.8 million, and during 2016, the Company incurred $4.1 million in merger related expenses.  Excluding these items, the resulting $5.9 million net increase in noninterest expense was primarily due to $5.1 million in increased salary and employee benefit expense related to additional headcount from the merger and new hiring as well as year-over-year salary increases and additional bonus accruals.  This increase in salary and employee benefit expense was partially offset by a decrease in FDIC expense of $0.7 million.

Financial Condition
In 2017, total assets increased $312.5 million, or 6%, to $5.41 billion as total loans and leases grew $282.8 million, or 7%, to $4.16 billion, investment in bank owned life insurance grew $35.1 million, or 48%, to $107.5 million and investment securities increased $29.0 million, or 4%, to $798.4 million.  On the funding side, total deposits grew $275.9 million, or 7%, to $4.37 billion.  As of December 31, 2017, total loans and leases to total deposits was 95%.

Asset Quality
At December 31, 2017, non-performing assets totaled $14.5 million (0.27% of total assets) compared to $21.5 million (0.42% of total assets) at December 31, 2016.  Non-accrual loans and leases as a percent of total loans and leases decreased to 0.33% at December 31, 2017 from 0.53% at December 31, 2016.  The allowance for loan and lease losses increased to $35.5 million at December 31, 2017 (0.85% of total loans and leases) compared to $31.2 million at December 31, 2016 (0.81% of total loans and leases).  In 2017, the Company had net charge-offs of $1.9 million (0.05% of average loans and leases) compared to $3.9 million (0.11% of average loans and leases) in 2016.  The 2017 provision for loan and lease losses was $6.1 million compared to $4.2 million in 2016.

Capital
At December 31, 2017, stockholders' equity was $583.1 million compared to $550.0 million at December 31, 2016, a 6% increase.   At December 31, 2017, the book value per common share and tangible book value per common share were $12.31 and $9.38 compared to $11.65 and $8.70 at December 31, 2016.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, the expected impact from the Tax Cuts and Jobs Act of 2017, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, successful implementation, deployment and upgrades of new and existing technology, systems, services and products, customers’ acceptance of the Company’s products and services, and competition.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a relevant measure to compare the operating performance period to period.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc. (NASDAQ:LBAI), which has $5.4 billion in total assets. The Bank operates 53 branch offices throughout Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties in New Jersey including one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one in New York to serve the Hudson Valley region. Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey.  Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers. Visit LakelandBank.com for more information.

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INCOME STATEMENT
Net interest income	$42,379	$38,179	$165,238	$145,649
Provision for loan and lease losses	(1,218)	(375)	(6,090)	(4,223)
Gains (losses) on sales of investment securities	-	-	2,524	370
Gains on sales of loans	489	525	1,836	2,123
Other noninterest income	5,287	4,636	21,075	18,837
Long-term debt prepayment fee	-	-	(2,828)	-
Merger related expenses	-	-	-	(4,103)
Other noninterest expense	(25,849)	(24,772)	(101,706)	(95,814)
Pretax income	21,088	18,193	80,049	62,839
Provision for income taxes	(7,913)	(6,240)	(27,469)	(21,321)
Net income	$13,175	$11,953	$52,580	$41,518

Basic earnings per common share	$0.28	$0.26	$1.10	$0.96
Diluted earnings per common share	$0.27	$0.26	$1.09	$0.95
Dividends per common share	$0.10	$0.095	$0.395	$0.37
Weighted average shares - basic	47,466	45,002	47,438	42,912
Weighted average shares - diluted	47,719	45,257	47,674	43,114

SELECTED OPERATING RATIOS
Annualized return on average assets	0.97%	0.95%	1.00%	0.90%
Annualized return on average common equity	8.99%	9.31%	9.25%	8.75%
Annualized return on average tangible common equity (1)	11.82%	12.83%	12.24%	12.19%
Annualized return on interest-earning assets	3.95%	3.74%	3.88%	3.82%
Annualized cost of interest-bearing liabilities	0.75%	0.62%	0.67%	0.54%
Annualized net interest spread	3.20%	3.12%	3.21%	3.28%
Annualized net interest margin	3.37%	3.27%	3.38%	3.41%
Efficiency ratio (1)	53.06%	56.35%	53.40%	56.48%
Stockholders' equity to total assets			10.79%	10.80%
Book value per common share			$12.31	$11.65
Tangible book value per common share (1)			$9.38	$8.70
Tangible common equity to tangible assets (1)			8.44%	8.30%

ASSET QUALITY RATIOS			12/31/2017	12/31/2016
Ratio of allowance for loan and lease losses to total loans and leases			0.85%	0.81%
Non-performing loans and leases to total loans and leases			0.33%	0.53%
Non-performing assets to total assets			0.27%	0.42%
Annualized net charge-offs to average loans and leases			0.05%	0.11%

SELECTED BALANCE SHEET DATA AT PERIOD-END			12/31/2017	12/31/2016
Loans and leases			$4,156,680	$3,873,895
Allowance for loan and lease losses			35,455	31,245
Investment securities			798,396	769,417
Total assets			5,405,639	5,093,131
Total deposits			4,368,748	4,092,835
Short-term borrowings			124,936	56,354
Other borrowings			296,913	365,650
Stockholders' equity			583,122	550,044

SELECTED AVERAGE BALANCE SHEET DATA	For the Three Months Ended		For the Twelve Months Ended
	12/31/2017	12/31/2016	12/31/2017	12/31/2016
Loans and leases	$4,116,920	$3,806,588	$4,024,257	$3,562,882
Investment securities	798,687	683,986	810,434	609,336
Interest-earning assets	5,014,333	4,680,156	4,926,986	4,295,384
Total assets	5,372,248	5,015,439	5,267,561	4,619,816
Noninterest-bearing demand deposits	988,451	951,418	959,298	852,629
Savings deposits	478,685	490,556	486,821	485,004
Interest-bearing transaction accounts	2,222,221	2,072,154	2,241,259	1,880,391
Time deposits	730,590	539,870	623,257	506,487
Total deposits	4,419,947	4,053,998	4,310,635	3,724,511
Short-term borrowings	43,130	27,538	41,695	36,242
Other borrowings	295,818	392,789	316,283	356,907
Total interest-bearing liabilities	3,770,444	3,522,907	3,709,315	3,265,031
Stockholders' equity	581,254	510,562	568,680	474,540

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

INTEREST INCOME
Loans, leases and fees	$44,889	$40,090	$172,342	$149,777
Federal funds sold and interest-bearing deposits with banks	262	228	880	569
Taxable investment securities and other	3,850	2,878	14,987	11,163
Tax exempt investment securities	460	487	1,995	1,787
TOTAL INTEREST INCOME	49,461	43,683	190,204	163,296
INTEREST EXPENSE
Deposits	5,039	3,017	16,600	10,512
Federal funds purchased and securities sold under agreements to repurchase	38	3	198	69
Other borrowings	2,005	2,484	8,168	7,066
TOTAL INTEREST EXPENSE	7,082	5,504	24,966	17,647
NET INTEREST INCOME	42,379	38,179	165,238	145,649
Provision for loan and lease losses	1,218	375	6,090	4,223
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	41,161	37,804	159,148	141,426
NONINTEREST INCOME
Service charges on deposit accounts	2,814	2,577	10,740	10,157
Commissions and fees	1,309	1,089	4,858	4,349
Income on bank owned life insurance	804	437	2,354	2,562
Gains on sales of loans	489	525	1,836	2,123
Gains on sales of investment securities	-	-	2,524	370
Other income	360	533	3,123	1,769
TOTAL NONINTEREST INCOME	5,776	5,161	25,435	21,330
NONINTEREST EXPENSE
Salaries and employee benefit expense	15,553	14,305	61,166	56,107
Net occupancy expense	2,573	2,534	10,243	9,935
Furniture and equipment expense	2,103	2,113	8,269	8,017
FDIC insurance expense	404	262	1,577	2,248
Stationary, supplies and postage expense	378	456	1,797	1,727
Marketing expense	324	549	1,675	1,672
Data processing expense	497	394	1,993	1,891
Telecommunications expense	451	342	1,607	1,631
ATM and debit card expense	547	433	2,051	1,582
Core deposit intangible amortization	165	202	654	734
Other real estate owned and other repossessed assets expense	73	83	181	116
Long-term debt prepayment fee	-	-	2,828	-
Merger related expenses	-	-	-	4,103
Other expenses	2,781	3,099	10,493	10,154
TOTAL NONINTEREST EXPENSE	25,849	24,772	104,534	99,917
INCOME BEFORE PROVISION FOR INCOME TAXES	21,088	18,193	80,049	62,839
Provision for income taxes	7,913	6,240	27,469	21,321
NET INCOME	$13,175	$11,953	$52,580	$41,518
EARNINGS PER COMMON SHARE
Basic	$0.28	$0.26	$1.10	$0.96
Diluted	$0.27	$0.26	$1.09	$0.95
DIVIDENDS PER COMMON SHARE	$0.10	$0.095	$0.395	$0.37

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	December 31,	December 31,
(Dollars in thousands)	2017	2016
	(Unaudited)
ASSETS
Cash	$114,138	$169,149
Interest-bearing deposits due from banks	28,795	6,652
Total cash and cash equivalents	142,933	175,801

Investment securities available for sale, at fair value	646,135	606,704
Investment securities held to maturity; fair value of $138,688 at December 31, 2017
and $146,990 at December 31, 2016	139,685	147,614
Federal Home Loan Bank and other membership stocks, at cost	12,576	15,099
Loans held for sale	456	1,742
Loans and leases:
Commercial, real estate	3,096,092	2,767,710
Commercial, industrial and other	340,400	350,228
Leases	75,039	67,016
Residential mortgages	322,880	349,581
Consumer and home equity	322,269	339,360
Total loans and leases	4,156,680	3,873,895
Net deferred costs (fees)	(3,960)	(3,297)
Allowance for loan and lease losses	(35,455)	(31,245)
Net loans and leases	4,117,265	3,839,353
Premises and equipment, net	50,313	52,236
Accrued interest receivable	14,416	12,557
Goodwill	136,433	135,747
Other identifiable intangible assets	2,362	3,344
Bank owned life insurance	107,489	72,384
Other assets	35,576	30,550
TOTAL ASSETS	$5,405,639	$5,093,131

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$967,335	$927,270
Savings and interest-bearing transaction accounts	2,663,985	2,620,657
Time deposits $250 thousand and under	556,863	404,680
Time deposits over $250 thousand	180,565	140,228
Total deposits	4,368,748	4,092,835
Federal funds purchased and securities sold under agreements to repurchase	124,936	56,354
Other borrowings	192,011	260,866
Subordinated debentures	104,902	104,784
Other liabilities	31,920	28,248
TOTAL LIABILITIES	4,822,517	4,543,087

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,353,864 shares at December 31, 2017
and 47,222,914 shares at December 31, 2016	512,734	510,861
Retained earnings	72,737	38,590
Accumulated other comprehensive gain (loss)	(2,349)	593
TOTAL STOCKHOLDERS' EQUITY	583,122	550,044
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,405,639	$5,093,131

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share data)	2017	2017	2017	2017	2016

INCOME STATEMENT
Net interest income	$42,379	$42,115	$41,421	$39,323	$38,179
Provision for loan and lease losses	(1,218)	(1,827)	(1,827)	(1,218)	(375)
Gains (losses) on sales of investment securities	-	-	(15)	2,539	-
Gains on sales of loans	489	478	471	398	525
Other noninterest income	5,287	4,976	5,655	5,157	4,636
Long-term debt prepayment fee	-	-	-	(2,828)	-
Other noninterest expense	(25,849)	(24,849)	(25,366)	(25,642)	(24,772)
Pretax income	21,088	20,893	20,339	17,729	18,193
Provision for income taxes	(7,913)	(7,170)	(6,969)	(5,417)	(6,240)
Net income	$13,175	$13,723	$13,370	$12,312	$11,953

Basic earnings per common share	$0.28	$0.29	$0.28	$0.26	$0.26
Diluted earnings per common share	$0.27	$0.29	$0.28	$0.26	$0.26
Dividends per common share	$0.10	$0.10	$0.10	$0.095	$0.095
Dividends paid	$4,776	$4,775	$4,775	$4,527	$4,265
Weighted average shares - basic	47,466	47,466	47,465	47,354	45,002
Weighted average shares - diluted	47,719	47,692	47,674	47,623	45,257

SELECTED OPERATING RATIOS
Annualized return on average assets	0.97%	1.03%	1.02%	0.97%	0.95%
Annualized return on average common equity	8.99%	9.48%	9.49%	9.02%	9.31%
Annualized return on average tangible common equity (1)	11.82%	12.51%	12.58%	12.04%	12.83%
Annualized net interest margin	3.37%	3.39%	3.41%	3.33%	3.27%
Efficiency ratio (1)	53.06%	51.72%	52.64%	56.36%	56.35%
Common stockholders' equity to total assets	10.79%	10.69%	10.58%	10.63%	10.80%
Tangible common equity to tangible assets (1)	8.44%	8.33%	8.20%	8.20%	8.30%
Tier 1 risk-based ratio	10.87%	10.82%	10.77%	10.73%	10.85%
Total risk-based ratio	13.40%	13.37%	13.32%	13.29%	13.48%
Tier 1 leverage ratio	9.12%	9.07%	8.99%	8.97%	9.07%
Common equity tier 1 capital ratio	10.18%	10.13%	10.06%	10.01%	10.11%
Book value per common share	$12.31	$12.19	$11.99	$11.78	$11.65
Tangible book value per common share (1)	$9.38	$9.25	$9.05	$8.84	$8.70

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2017	2017	2017	2017	2016

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$4,156,680	$4,092,893	$4,054,276	$3,974,718	$3,873,895
Allowance for loan and lease losses	35,455	33,925	32,823	31,590	31,245
Investment securities	798,396	795,096	830,531	847,833	769,417
Total assets	5,405,639	5,399,481	5,362,187	5,247,815	5,093,131
Total deposits	4,368,748	4,356,996	4,227,204	4,293,393	4,092,835
Short-term borrowings	124,936	133,960	118,487	84,850	56,354
Other borrowings	296,913	301,411	417,093	278,238	365,650
Stockholders' equity	583,122	577,081	567,545	557,642	550,044

LOANS AND LEASES
Commercial, real estate	$3,096,092	$3,018,106	$2,955,596	$2,881,972	$2,767,710
Commercial, industrial and other	340,400	342,775	352,977	342,264	350,228
Leases	75,039	71,698	70,295	67,488	67,016
Residential mortgages	322,880	329,625	337,765	344,890	349,581
Consumer and home equity	322,269	330,689	337,643	338,104	339,360
Total loans and leases	$4,156,680	$4,092,893	$4,054,276	$3,974,718	$3,873,895

DEPOSITS
Noninterest-bearing	$967,335	$955,444	$978,668	$924,581	$927,270
Savings and interest-bearing transaction accounts	2,663,985	2,681,512	2,682,291	2,809,705	2,620,657
Time deposits	737,428	720,040	566,245	559,107	544,908
Total deposits	$4,368,748	$4,356,996	$4,227,204	$4,293,393	$4,092,835

Total loans and leases to total deposits ratio	95.1%	93.9%	95.9%	92.6%	94.7%

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$4,116,920	$4,060,838	$4,011,325	$3,905,216	$3,806,588
Investment securities	798,687	815,773	837,075	790,046	683,986
Interest-earning assets	5,014,333	4,957,856	4,907,488	4,825,855	4,680,156
Total assets	5,372,248	5,300,191	5,241,155	5,153,893	5,015,439
Noninterest-bearing demand deposits	988,451	971,143	954,966	921,770	951,418
Savings deposits	478,685	484,982	492,991	490,777	490,556
Interest-bearing transaction accounts	2,222,221	2,206,206	2,295,256	2,241,954	2,072,154
Time deposits	730,590	645,333	559,665	555,270	539,870
Total deposits	4,419,947	4,307,664	4,302,878	4,209,771	4,053,998
Short-term borrowings	43,130	42,172	52,951	28,358	27,538
Other borrowings	295,818	344,775	291,882	332,750	392,789
Total interest-bearing liabilities	3,770,444	3,723,468	3,692,745	3,649,109	3,522,907
Stockholders' equity	581,254	574,113	565,211	553,782	510,562

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands)	2017	2017	2017	2017	2016

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.33%	4.33%	4.27%	4.20%	4.19%
Taxable investment securities and other	2.17%	2.09%	2.11%	2.13%	2.00%
Tax-exempt securities	3.21%	2.98%	2.86%	2.78%	2.75%
Federal funds sold and interest-bearing cash accounts	1.06%	1.03%	0.89%	0.85%	0.48%
Total interest-earning assets	3.95%	3.93%	3.88%	3.78%	3.74%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.06%	0.06%
Interest-bearing transaction accounts	0.51%	0.49%	0.44%	0.38%	0.35%
Time deposits	1.17%	1.03%	0.86%	0.83%	0.84%
Borrowings	2.36%	2.20%	2.30%	2.37%	2.37%
Total interest-bearing liabilities	0.75%	0.71%	0.63%	0.60%	0.62%
Net interest spread (taxable equivalent basis)	3.20%	3.22%	3.25%	3.18%	3.12%

Annualized net interest margin (taxable equivalent basis)	3.37%	3.39%	3.41%	3.33%	3.27%
Annualized cost of deposits	0.45%	0.41%	0.35%	0.32%	0.30%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$33,925	$32,823	$31,590	$31,245	$31,369
Provision for loan and lease losses	1,218	1,827	1,827	1,218	375
Charge-offs	(347)	(869)	(870)	(1,360)	(795)
Recoveries	659	144	276	487	296
Balance at end of period	$35,455	$33,925	$32,823	$31,590	$31,245

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$132	$285	$(67)	$595	$(87)
Commercial, industrial and other	25	168	44	68	(96)
Leases	34	80	92	39	42
Residential mortgages	31	95	169	141	231
Consumer and home equity	(534)	97	356	30	409
Net charge-offs (recoveries)	$(312)	$725	$594	$873	$499

NON-PERFORMING ASSETS
Commercial, real estate	$7,362	$6,820	$10,240	$10,443	$11,885
Commercial, industrial and other	184	172	378	136	167
Leases	144	110	81	179	153
Residential mortgages	3,860	4,410	3,857	4,715	6,048
Consumer and home equity	2,105	2,033	1,689	2,270	2,151
Total non-accrual loans and leases	13,655	13,545	16,245	17,743	20,404
Property acquired through foreclosure or repossession	843	1,168	1,415	710	1,072
Total non-performing assets	$14,498	$14,713	$17,660	$18,453	$21,476

Loans past due 90 days or more and still accruing	$200	$9	$20	$-	$10
Loans restructured and still accruing	$11,462	$11,279	$11,697	$11,553	$8,802

Ratio of allowance for loan and lease losses to total loans and leases	0.85%	0.83%	0.81%	0.79%	0.81%
Total non-accrual loans and leases to total loans and leases	0.33%	0.33%	0.40%	0.45%	0.53%
Total non-performing assets to total assets	0.27%	0.27%	0.33%	0.35%	0.42%
Annualized net charge-offs (recoveries) to average loans and leases	-0.03%	0.07%	0.06%	0.09%	0.05%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Dec 31,	Sept 30,	June 30,	Mar 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2017	2017	2017	2017	2016

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$583,122	$577,081	$567,545	$557,642	$550,044
Less: Goodwill	136,433	136,433	136,433	135,747	135,747
Less: Other identifiable intangible assets	2,362	2,526	2,631	3,149	3,344
Total tangible common stockholders' equity at end of period - Non-GAAP	$444,327	$438,122	$428,481	$418,746	$410,953

Shares outstanding at end of period	47,354	47,353	47,353	47,350	47,223

Book value per share - GAAP	$12.31	$12.19	$11.99	$11.78	$11.65

Tangible book value per share - Non-GAAP	$9.38	$9.25	$9.05	$8.84	$8.70

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$444,327	$438,122	$428,481	$418,746	$410,953

Total assets at end of period - GAAP	$5,405,639	$5,399,481	$5,362,187	$5,247,815	$5,093,131
Less: Goodwill	136,433	136,433	136,433	135,747	135,747
Less: Other identifiable intangible assets	2,362	2,526	2,631	3,149	3,344
Total tangible assets at end of period - Non-GAAP	$5,266,844	$5,260,522	$5,223,123	$5,108,919	$4,954,040

Common equity to assets - GAAP	10.79%	10.69%	10.58%	10.63%	10.80%

Tangible common equity to tangible assets - Non-GAAP	8.44%	8.33%	8.20%	8.20%	8.30%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$13,175	$13,723	$13,370	$12,312	$11,953

Total average common stockholders' equity - GAAP	$581,254	$574,113	$565,211	$553,782	$510,562
Less: Average goodwill	136,433	136,433	135,755	135,747	136,385
Less: Average other identifiable intangible assets	2,450	2,606	3,069	3,276	3,459
Total average tangible common stockholders' equity - Non-GAAP	$442,371	$435,074	$426,387	$414,759	$370,718

Return on average common stockholders' equity - GAAP	8.99%	9.48%	9.49%	9.02%	9.31%

Return on average tangible common stockholders' equity - Non-GAAP	11.82%	12.51%	12.58%	12.04%	12.83%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$25,849	$24,849	$25,366	$28,470	$24,772
Amortization of core deposit intangibles	(165)	(104)	(190)	(195)	(202)
Long-term debt prepayment fee	-	-	-	(2,828)	-
Merger related expenses	-	-	-	-	-
Noninterest expense, as adjusted	$25,684	$24,745	$25,176	$25,447	$24,570

Net interest income	$42,379	$42,115	$41,421	$39,323	$38,179
Total noninterest income	5,776	5,454	6,111	8,094	5,161
Total revenue	48,155	47,569	47,532	47,417	43,340
Tax-equivalent adjustment on municipal securities	247	271	281	275	262
(Gains) losses on sales of investment securities	-	-	15	(2,539)	-
Total revenue, as adjusted	$48,402	$47,840	$47,828	$45,153	$43,602

Efficiency ratio - Non-GAAP	53.06%	51.72%	52.64%	56.36%	56.35%

	For the Quarter Ended		For the Twelve Months Ended
	Dec 31,	Dec 31,	Dec 31,	Dec 31,
(Dollars in thousands, except per share amounts)	2017	2016	2017	2016

RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$13,175	$11,953	$52,580	$41,518

NON-ROUTINE TRANSACTIONS, NET OF TAX
One-time impact of Tax Cuts and Jobs Act of 2017	602	-	602	-
Tax deductible merger related expenses	-	-	-	1,915
Non-tax deductible merger related expenses	-	-	-	866
Net effect of non-routine transactions	602	-	602	2,781

Net income available to common shareholders excluding non-routine transactions	13,777	11,953	53,182	44,299
Less: Earnings allocated to participating securities	(118)	(122)	(480)	(396)
	$13,659	$11,831	$52,702	$43,903

Weighted average shares - Basic	47,466	45,002	47,438	42,912
Weighted average shares - Diluted	47,719	45,257	47,674	43,114

Basic earnings per share - GAAP	$0.28	$0.26	$1.10	$0.96
Diluted earnings per share - GAAP	$0.27	$0.26	$1.09	$0.95

Basic earnings per share, adjusted for non-routine transactions	$0.29	$0.26	$1.11	$1.02
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.29	$0.26	$1.11	$1.02

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)
	For the Twelve Months Ended,
	Dec 31,	Dec 31,
(Dollars in thousands)	2017	2016

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$52,580	$41,518

Total average common stockholders' equity - GAAP	$568,680	$474,540
Less: Average goodwill	136,095	130,689
Less: Average other identifiable intangible assets	2,847	3,225
Total average tangible common stockholders' equity - Non-GAAP	$429,738	$340,626

Return on average common stockholders' equity - GAAP	9.25%	8.75%

Return on average tangible common stockholders' equity - Non-GAAP	12.24%	12.19%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$104,534	$99,917

Amortization of core deposit intangibles	(654)	(734)
Long-term debt prepayment fee	(2,828)	-
Merger related expenses	-	(4,103)
Provision for unfunded lending commitments	-	(438)
Noninterest expense, as adjusted	$101,052	$94,642

Net interest income	$165,238	$145,649
Noninterest income	25,435	21,330
Total revenue	190,673	166,979
Tax-equivalent adjustment on municipal securities	1,074	962
Gains on sales of investment securities	(2,524)	(370)
Total revenue, as adjusted	$189,223	$167,571

Efficiency ratio - Non-GAAP	53.40%	56.48%